SUPPLEMENT DATED AUGUST 1, 2023 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Greater China Fund
(the “Fund”)
This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of the above referenced Fund and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective August 31, 2023:
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Kehong Jiang	Portfolio Manager	2023

Raymond Ma	Portfolio Manager	2023

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Manager” in the Statutory Prospectus:
Portfolio Managers
Investment management decisions for the Fund are made by the investment management team at Invesco Hong Kong.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

▪
Kehong Jiang, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco Hong Kong and/or its affiliates since 2022. Prior to joining Invesco Hong Kong, Mr. Jiang spent over 15 years at Invesco Great Wall where he served as an analyst covering real estate, construction and industrials, and then began managing certain investments at Invesco Great Wall in 2015.
▪
Raymond Ma, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco Hong Kong and/or its affiliates since 2023. Prior to joining Invesco Hong Kong, Mr. Ma founded Green Renaissance Capital and before that he spent 15 years at Fidelity in Hong Kong where he was the key China Portfolio Manager.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — INVESTMENTS” in Appendix H of the Fund’s SAI:
As of May 31, 2023, Mr. Jiang did not beneficially own any shares of the Fund.
As of May 31, 2023, Mr. Ma did not beneficially own any shares of the Fund.
The following information is added after the table under “PORTFOLIO MANAGER(S) — PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS — ASSETS MANAGED” in Appendix H of the Fund’s SAI:
As of May 31, 2023, Mr. Jiang managed no other registered investment companies, no other pooled investment vehicles and no other accounts.
As of May 31, 2023, Mr. Ma managed no other registered investment companies, no other pooled investment vehicles and no other accounts.
Effective August 31, 2023, Mike Shiao will no longer serve as a Portfolio Manager of the Fund. At that time, all references to Mr. Shiao will be deemed to be removed from the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information.
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